                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                                   Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
 [_] Preliminary Proxy Statement             [_] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14A-6(E)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-12
--------------------------------------------------------------------------------
                      3-Dimensional Pharmaceuticals, Inc.
             (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of filing fee (Check the appropriate box):
                              [X] No fee required.
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
   -------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:
   -------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   -------------------------------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:
   -------------------------------------------------------------------------
                              (5) Total fee paid:
   -------------------------------------------------------------------------
               [_] Fee paid previously with preliminary materials.
   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                          (1) Amount Previously Paid:
   -------------------------------------------------------------------------
               (2) Form, Schedule or Registration Statement No.:
   -------------------------------------------------------------------------
                                (3)Filing Party:
   -------------------------------------------------------------------------
                                (4) Date Filed:
   -------------------------------------------------------------------------

[LOGO] 3-Dimensional Pharmaceuticals, Inc.

                                                                 April 17, 2002

Dear Stockholder:

   On behalf of the Board of Directors and management of 3-Dimensional Pharmaceuticals, Inc., I cordially invite you to attend the Company's 2002 Annual Meeting of Stockholders. The Annual Meeting will be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 at 9:00 a.m. local time on May 17, 2002.

   Important information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Our Board of Directors has unanimously approved the nominees for election as directors described in the Proxy Statement and recommends that you vote FOR the election of such nominees.

   I encourage you to attend the Annual Meeting in person. Whether or not you do so, however, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the Annual Meeting even if you have previously returned the proxy card.

   Thank you for your attention to this important matter.

                                          Sincerely,

                                          David C. U'Prichard, Ph.D.
                                          Chief Executive Officer

[LOGO] 3-Dimensional Pharmaceuticals, Inc.

                    Three Lower Makefield Corporate Center
                        1020 Stony Hill Road, Suite 300
                               Yardley, PA 19067

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 17, 2002

                               -----------------

TO THE STOCKHOLDERS OF 3-DIMENSIONAL PHARMACEUTICALS, INC.:

   Notice is hereby given that the Annual Meeting of the holders of shares of common stock, each having a par value of $0.001 per share, of 3-Dimensional Pharmaceuticals, Inc. (the "Company") will be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 at 9:00 a.m. local time on May 17, 2002 to consider and take action with respect to the following:

      1. To elect three directors, each for a term of three years, such elected directors to serve until their successors shall be elected and qualified; and

      2. To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Holders of common stock of record at the close of business on April 5, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Scott M. Horvitz
                                          Secretary

Yardley, Pennsylvania
Dated:  April 17, 2002

             YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE
                            ENCLOSED PROXY CARD AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.

[LOGO] 3-Dimensional Pharmaceuticals, Inc.
                    Three Lower Makefield Corporate Center
                        1020 Stony Hill Road, Suite 300
                               Yardley, PA 19067
                                (267) 757-7200

                               -----------------

                                PROXY STATEMENT
                           Mailed on April 17, 2002
           Annual Meeting of Stockholders to be held on May 17, 2002

                               -----------------

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 3-Dimensional Pharmaceuticals, Inc. (the "Company") for use at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company to be held on May 17, 2002 and at any adjournment thereof. The time and place of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

   The Board of Directors of the Company has fixed the close of business on April 5, 2002 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

   The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice, Proxy Statement and proxy, will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or telegraph. The Company may pay persons holding shares for others their expenses in sending proxy material to their principals.

                                 VOTING RIGHTS

   Only stockholders as of the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 22,503,103 shares of our Common Stock issued and outstanding. There are no other outstanding classes of voting securities of the Company. Each holder of a share of the Common Stock is entitled to one vote per share on each matter presented at the Annual Meeting.

   The affirmative vote of the holders of a plurality of the shares of the Common Stock present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of directors. Cumulative voting for the election of directors is not permitted.

   Shares entitled to vote represented by proxies which are properly executed and returned before the Annual Meeting will be voted at the Annual Meeting as directed therein. In the election of directors, stockholders may either vote "FOR" all nominees for election or "WITHHOLD" their votes from one or more of the nominees for election. Votes that are withheld in the election of directors will not be included in determining the number of votes cast. Shares held by a broker, as nominee, where the broker is prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (so-called "broker non-votes"), will have no effect on the election of directors.

   The presence of the holders of a majority of the issued and outstanding shares of the Common Stock in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies marked to abstain and broker non-votes are counted for purpose of determining a quorum.

   The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is exercised by delivering to any of the persons named as proxies, or to the Company addressed to the Secretary, an instrument revoking the proxy, by appearing at the Annual Meeting and voting in person or by executing a later dated proxy which is exercised at the Annual Meeting.

   Your vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you plan to attend the meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

                            PRINCIPAL STOCKHOLDERS

   The following table identifies the stockholders, other than the Company's directors and officers, that are known to the Company to be the beneficial owners of 5% or more of the Common Stock. Unless otherwise indicated, the information is as of March 1, 2002. For purposes of this table, and as used elsewhere in this Proxy Statement, the term "beneficial owner" means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, a security or the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days. Except as otherwise indicated, the Company believes that each owner listed below exercises sole voting and dispositive power over its shares.

                                                       Amount     Percent
                                                     and Nature   of the
                                                    of Beneficial Common
          Name and Address of Beneficial Owner        Ownership    Stock
          ------------------------------------      ------------- -------
      Funds affiliated with HealthCare Ventures (1)   5,301,520    23.6 %
       44 Nassau Street
       Princeton, New Jersey 08542
      Rho Capital Partners, Inc. (2)...............   2,666,407     11.8
       152 West 57th Street
       New York, NY 10019
      Biotech Growth S.A. (3)......................   3,160,970     14.1
       c/o Bellevue Asset Management AG
       Graftenauweg 4
       CH-6301 Zug
       Switzerland
      Dresdner RCM Global Investors LLC (4)........   1,358,600      6.0
       Four Embarcadero Center
       San Francisco, California 94111
      Abingworth Bioventures SICAV (5).............   1,215,327      5.4
       231 Val des Bons Malades, L-2121
       Luxembourg-Kirchberg, Luxembourg

--------
(1) This amount is reflected in a report on Schedule 13G/A that was filed on February 11, 2002 with respect to ownership as of December 31, 2001 by HealthCare Ventures III, L.P. ("HCV III"), HealthCare Partners III, L.P. ("HCP III"), HealthCare Ventures IV, L.P. ("HCV IV"), HealthCare Partners IV, L.P. ("HCP IV"), HealthCare Ventures V, L.P. ("HCV V"), HealthCare Partners V, L.P. ("HCP V"), HealthCare Ventures VI, L.P. ("HCV VI"), HealthCare Partners VI, L.P. ("HCP VI"), James H. Cavanaugh, Ph.D. and Messrs. Harold R. Werner, John W. Littlechild, William Crouse, Christopher Mirabelli, Ph.D., Augustine Lawlor, and Eric Aguiar, M.D., includes 5,301,520 shares as to which Dr. Cavanaugh and Messrs. Werner, Crouse, and Littlechild claim shared voting and dispositive power, 3,182,313 shares to which HealthCare Ventures III, L.P. and HealthCare Partners III, L.P. claim shared voting and dispositive power, 1,184,685 shares as to which Dr. Mirabelli and Mr. Lawler claim shared voting and dispositive power, 934,522 shares as to which HealthCare Ventures IV, L.P. and HealthCare Partners IV, L.P., claim shared voting and dispositive power, 819,595 shares as to which HealthCare Ventures VI, L.P, HealthCare Partners VI, L.P. and Dr. Aguiar claim shared voting and dispositive power and 365,090 shares as to which HealthCare Ventures V, L.P. and HealthCare Partners V, L.P. claim shared voting and dispositive power. None of the reporting persons claims sole voting or dispositive power.

(2) This amount, which is reflected in a report on Schedule 13G/A that was filed on February 13, 2002 with respect to ownership as of December 31, 2001 by Rho Capital Partners, Inc., Joshua Ruch, Habib Kairouz, and Mark Leschly, includes 101,828 shares issuable upon the exercise of warrants. Joshua Ruch, Habib Kairouz and Mark Leshly are the shareholders of Rho Capital Partners, Inc., financial advisor to Rho Management Trust II, and Mr. Ruch is also the Chairman and Chief Executive Officer. The reporting persons claim shared voting and dispositive power over all of the shares. Mr. Ruch claims sole voting and dispositive power with regard to 31,008 shares. Mr. Ruch, Mr. Kairouz, and Mr. Leschly disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein.

(3) This amount is reflected in a report on Schedule 13G/A that was filed on February 7, 2001 with respect to ownership as of December 31, 2000 by BB Biotech AG, on behalf of Biotech Growth S.A., and a Form 4 Statement of Changes in Beneficial Ownership filed in February 2002 by Biotech Growth N.V. and Biotech Growth AG. Biotech Growth S.A. is a wholly owned subsidiary of BB Biotech AG. BB Biotech AG and Biotech Growth S.A. claim shared voting and dispositive power over all of the shares.

(4) This amount, which is reflected in a report on Schedule 13G/A that was filed on February 1, 2002 with respect to ownership as of December 31, 2001 by Dresdner Bank AG ("Dresdner"), Dresdner RCM Global Investors US Holdings LLC ("DRCM Holdings") and Dresdner RCM Global Investors LLC ("Dresdner RCM"), includes 1,203,600 shares as to which Dresdner, DRCM Holdings and Dresdner RCM claim sole voting power; 1,299,900 shares as to which they claim sole dispositive power; and 58,700 shares as to which they claim shared dispositive power. Dresdner is an international banking organization headquartered in Frankfurt, Germany whose wholly owned subsidiary, DRCM Holdings, is a Delaware limited liability company that owns Dresdner RCM, an investment advisor.

(5) This amount is reflected in a report on Schedule 13G/A that was filed on February 11, 2002 with respect to ownership as of December 31, 2001 by Abingworth Bioventures SICAV, in liquidation ("Abingworth SICAV"), Abingworth Bioventures III A L.P ("Abingworth III A"), Abingworth Bioventures III B L.P. ("Abingworth III B"), Abingworth Bioventures III C L.P. ("Abingworth III C") and Abingworth Bioventures Executives L.P. ("Abingworth III Executives"). Abingworth SICAV claims sole voting and dispositive power over 1,040,327 shares and no shared voting or dispositive power. Abingworth III A claims sole voting and dispositive power over 87,850 shares and no shared voting or dispositive power. Abingworth III B claims sole voting and dispositive power over 53,627 shares and no shared voting or dispositive power. Abingworth III C claims sole voting and dispositive power over 32,123 shares and no shared voting or dispositive power. Abingworth III Executives claim sole voting and dispositive power over 1,400 shares and no shared voting or dispositive power.

                         STOCK OWNERSHIP OF DIRECTORS,
                 NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

   The following table and notes thereto set forth information, as of March 1, 2002 (except as specified below), with respect to the beneficial ownership of shares of the Common Stock by each director, each nominee for director and each executive officer named (the "Named Executive Officers") by the Company in the Summary Compensation Table and, as a group, by the current directors and executive officers of the Company, based upon information furnished to the Company by such persons. Except as otherwise indicated, the Company believes that each beneficial owner listed below exercises sole voting and dispositive power.

                                                                  Amount of Beneficial Ownership
                                                                       as of March 1, 2002
                                                                  -----------------------------
                                                                   Number of     Percentage of
                    Name of Beneficial Owner                        Shares      the Common Stock
                    ------------------------                      ---------     ----------------
David C. U'Prichard, Ph.D. (1)...................................   567,137           2.5 %
F. Raymond Salemme, Ph.D. (2)....................................   524,221            2.3
James H. Cavanaugh, Ph.D. (3).................................... 5,301,520           23.6
Zola P. Horovitz, Ph.D. (4)......................................    17,677              *
David R. King (5)................................................    16,714              *
Joshua Ruch (6).................................................. 2,697,415           12.0
Harold R. Werner (7)............................................. 5,301,520           23.6
William Claypool, M.D............................................        --              *
John M. Gill.....................................................        --              *
Roger F. Bone, Ph.D. (8).........................................    93,111              *
Graham R. Brazier (9)............................................    35,782              *
All directors and executive officers as a group (12 persons) (10) 9,310,233           40.0

--------
*  Less than one percent (1%).
(1) Includes 327,353 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(2) Includes 232,350 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days. Also includes 140,625 shares held by a trust, with respect to which Dr. Salemme exercises shared voting and dispositive power.
(3) All 5,301,520 shares of the Common Stock are beneficially owned by the funds affiliated with HealthCare Ventures. See note 1 to the table under "Principal Stockholders".
(4) Includes 14,891 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(5) Includes 3,571 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days. Also includes 7,786 shares with respect to which Mr. King exercises shared voting and dispositive power with his spouse.
(6) Includes 2,666,407 shares of the Common Stock beneficially owned by Rho Capital Partners, Inc. See note 2 to the table under "Principal Stockholders".
(7) All 5,301,520 shares of the Common Stock are beneficially owned by the funds affiliated with HealthCare Ventures. See note 1 to the table under "Principal Stockholders".
(8) Includes 37,932 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(9) Includes 33,482 shares of Common Stock issuable upon the exercise of stock options within 60 days. Mr. Brazier is no longer an employee of the company as of February 8, 2002.
(10) Includes 756,792 shares of the Common Stock issuable upon the exercise of stock options or warrants exercisable within 60 days.

                                   PROPOSAL

                     NOMINATION AND ELECTION OF DIRECTORS

   The Company's Ninth Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be classified, with respect to the time for which the directors severally hold office, into three Classes: Class I, Class II, and Class III, as nearly equal as possible in numbers of directors, as determined by the Board of Directors. The Board is empowered to increase or decrease the total number of directors as well as the number of directors in each class, provided that each class continues to consist, as nearly as possible, of an equal number of directors. The Board of Directors has currently fixed the size of the Board at nine (9) Directors. The term of office of one class of Directors expires each year and at each annual meeting the successors to the Directors of the class whose term is expiring in that year are elected to hold office for a term of three (3) years and until their successors shall be elected and qualified.

   The three directorships expiring this year are presently filled by Dr. F. Raymond Salemme, Mr. Joshua Ruch, and Dr. William Claypool. Dr. F. Raymond Salemme, Mr. Joshua Ruch, and Dr. William Claypool have stated that they will stand for re-election as Directors. Upon the recommendation of the Nominating Committee, the Board has nominated for election at this Annual Meeting Dr. Raymond Salemme, Mr. Joshua Ruch, and Dr. William Claypool as nominees for the class of Directors whose term expires in 2005. If the nominees are elected at this Annual Meeting, the Board of Directors shall consist of nine (9) Directors divided into three (3) classes of three (3) Directors each.

   Dr. Salemme, Mr. Ruch, and Dr. Claypool have informed the Company that they are willing to serve for the term to which they are nominated if they are elected. If a nominee for director should become unavailable for election or is unable to serve as a Director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee as may be named by the Board of Directors.

   The information appearing in the following tables and the notes thereto has been furnished to the Company, where appropriate, by the nominees for Director and the Directors continuing in office with respect to: (i) the present principal occupation or employment of each respective nominee and each continuing Director and, if such principal occupation or employment has not been carried on during the past five (5) years, the occupation or employment during such period, (ii) the names and principal businesses of the corporations or other organizations in which such occupation or employment is carried on and/or has been carried on during the past five (5) years, and (iii) the directorships held by each respective nominee or continuing Director on the boards of publicly held and certain other corporations and entities:

                      NOMINEES FOR ELECTION AS DIRECTORS
                           FOR A TERM OF THREE YEARS

                                                                                                     If elected,
                                                                                                    Term Expires
                                                                                         Served as    at Annual
                                                                                         Director    Meeting of
                            Name and Principal Occupation                                  Since   Stockholders in
                            -----------------------------                                --------- ---------------
Dr. William Claypool, 51................................................................   2002         2005
  Dr. William Claypool joined us as a director in January 2002. Dr. Claypool has served as the CEO of Phoenix Data Systems, Inc. since June 2001. Dr. Claypool also served as CEO of the GI Company from January 2001 to June 2001. From 1991 to
  December 2000, Dr. Claypool held a number of key management positions of increasing responsibility with SmithKline Beecham Pharmaceuticals. Most notably, he was Senior Vice President and Worldwide Medical Director, Clinical Research
  and Development from November 1998 to December 2000. Prior to his tenure with
  SmithKline Beecham, Dr. Claypool was employed with G.D. Searle & Co. in
  Clinical Research. Prior to beginning his career in industry, Dr. Claypool held academic positions at the University of Pennsylvania School of Medicine, the
  University of Pittsburgh School of Medicine, and the University of Illinois at
  Chicago College of Medicine. He has been an active member of many organizations including the American Thoracic Society, the American College of Chest
  Physicians, the American Federation for Clinical Research, the Chicago Thoracic
  Society, and the American Physiology Society. He has been published in many highly regarded pharmaceutical publications as well. Dr. Claypool earned a B.S.
  from the University of Notre Dame and an M.D. from the University of Connecticut
  School of Medicine. He did his residency and fellowship at the Hospital of the
  University of Pennsylvania.

Mr. Joshua Ruch, 52.....................................................................   1997         2005
  Mr. Joshua Ruch has been a director with us since March 1997. Mr. Ruch is the
  Chairman and Chief Executive Officer of Rho Capital Partners, Inc., an international investment management firm which he co-founded in 1981. Prior to founding Rho
  Capital Partners, Inc., Mr. Ruch was employed in investment banking at Salomon
  Brothers and Bache Halsey Stuart, Inc. Mr. Ruch received a B.S. degree in electrical engineering from the Israel Institute of Technology (Technion) and an MBA from the Harvard Business School. Mr. Ruch also serves on the Board of Directors of
  Diacrin, Inc., a public company, as well as several private companies in the technology sector.

Dr. F. Raymond Salemme, 57..............................................................   1993         2005
  Dr. F. Raymond Salemme founded the Company in 1993, and has served as a director since February 1993. Dr. Salemme currently serves as President and Chief
  Scientific Officer, positions he has held since June 1998 and June 1996, respectively. Dr. Salemme was Chairman of the Company from June 1996 to June
  1998, and served as President and Chief Executive Officer from February 1993 to
  June 1996. Dr. Salemme is co-inventor on 14 US patents covering our
  DirectedDiversity(R) chemi-informatics process control technology and our
  ThermoFluor assay technology. Prior to founding our company, Dr. Salemme established drug discovery groups specializing in structure-based drug design, biophysics, and computational chemistry at Sterling Winthrop Pharmaceuticals and
  DuPont Merck Pharmaceuticals, Inc. Dr. Salemme also worked in Central Research and Development at DuPont, where he led research in protein X-ray crystallography and engineering, developed computational methods for crystallography and drug

                                                                                                      If elected,
                                                                                                     Term Expires
                                                                                          Served as    at Annual
                                                                                          Director    Meeting of
                             Name and Principal Occupation                                  Since   Stockholders in
                             -----------------------------                                --------- ---------------
  design, and conducted large-scale computational simulations of proteins and polymer systems. In 1983, Dr. Salemme founded the Protein Engineering Division of Genex Corporation, among the first companies to use X-ray crystallography and molecular modeling for genetically engineering proteins. From 1973 to 1983, Dr.
  Salemme was Professor of Biochemistry at the University of Arizona and published extensively in the areas of molecular structures of redox proteins, the theory of biological electron transfer and protein architecture. Dr. Salemme received a B.A. in
  Molecular Biophysics from Yale University (with exceptional distinction) and a
  Ph.D. in Chemistry from the University of California, San Diego, where his Ph.D.
  thesis solved one of the first high-resolution 3-D protein structures by X-ray crystallography. In addition to duties at 3DP, Dr. Salemme serves on several corporate scientific and academic advisory boards, as well as federal advisory committees on advanced technology and biotechnology, including the National
  Institute of Science and Technology (NIST) Visiting Committee on Advanced
  Technology and advisory committees for the National Institutes of Health.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                        DIRECTORS CONTINUING IN OFFICE

                                                                                                     Term Expires
                                                                                          Served as    at Annual
                                                                                          Director    Meeting of
                             Name and Principal Occupation                                  Since   Stockholders in
                             -----------------------------                                --------- ---------------
Dr. James H. Cavanaugh, 65...............................................................   1996         2003
  Dr. James H. Cavanaugh joined us as a director in May 1996 and has served as our
  Chairman since August 1998. Since 1988, Dr. Cavanaugh has been the President of
  HealthCare Ventures LLC. Prior to HealthCare Ventures, he was President of
  SmithKline & French Laboratories--U.S., the pharmaceutical division of
  SmithKline Beecham Corporation. Previously, he served as President of
  SmithKline's clinical laboratory business and as President of Allergan International.
  Prior to his industry experience, Dr. Cavanaugh served as Staff Assistant to
  President Nixon for Health Affairs and as Deputy Director of the Domestic Council.
  Under President Ford, he was appointed Deputy Assistant to the President for
  Domestic Affairs and Deputy Chief of the White House Staff. Before that, he served as Deputy Assistant Secretary for Health and Scientific Affairs in the U.S.
  Department of Health, Education and Welfare, and as Special Assistant to the
  Surgeon General of the U.S. Public Health Service. He was a Special Consultant to
  President Reagan and served as a member of the President's Export Council.
  Preceding his government service, Dr. Cavanaugh was a member of the faculty of the Graduate College and the College of Medicine at the University of Iowa, where he received his Master's and Doctorate degrees. He has served on the Boards of
  Directors of the Pharmaceutical Research and Manufacturers Association, Unihealth
  America, and the Proprietary Association. He was a Founding Director of the
  Marine National Bank in Santa Ana, California. Dr. Cavanaugh serves on the
  Boards of Directors of the following public companies: Diversa Corporation,
  Versicor, Inc., MedImmune, Inc., and Shire Pharmaceuticals Group Plc.

                                                                                                    Term Expires
                                                                                         Served as    at Annual
                                                                                         Director    Meeting of
                            Name and Principal Occupation                                  Since   Stockholders in
                            -----------------------------                                --------- ---------------
Mr. David R. King, 52...................................................................   2000         2003
  Mr. David R. King joined us as a director in April 2000. Mr. King has served as a consultant to biotechnology ventures since September 2001. From January 2001 until September 2001, Mr. King served as President of Delsys Pharmaceutical
  Corporation, a biotechnology company that is developing and commercializing a proprietary electrostatic dry powder handling process and that was acquired by a pharmaceutical company in September 2001. Prior to Delsys, Mr. King was Chief
  Executive Officer of Principia Pharmaceutical Corporation, a biotechnology company that is developing technology to improve the performance of protein and peptide drugs, where he served in that capacity from July 2000 until the company was sold in September 2000. Prior to this, Mr. King was a partner in the law firm of
  Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania. Mr. King's practice focused on biotechnology and emerging growth companies, and he has extensive experience in corporate and securities law matters. He is a graduate of the
  University of Pennsylvania and Harvard Law School. Mr. King serves on the Board of Directors of Morphotek, Inc., a private company.

Dr. David C. U'Prichard, 53.............................................................   1999         2003
  Dr. David C. U'Prichard joined us in September 1999 as our Chief Executive
  Officer and a member of our Board of Directors. From August 1997 to February
  1999, Dr. U'Prichard served as President of Research and Development at
  SmithKline Beecham. While at SmithKline Beecham, Dr. U'Prichard oversaw the entry of approximately ten compounds into global development, the international registration of the diabetes drug Avandia(R)* and the entry of four compounds into
  Phase III trials and six compounds into early clinical trials; additionally, he instituted several major restructuring efforts at the company. Prior to SmithKline
  Beecham, he worked for ICI/Zeneca (now AstraZeneca) from 1986 to 1997, last serving as Executive Vice President and International Research Director from 1994 to 1997. Previously, Dr. U'Prichard was instrumental in the launch of Nova
  Pharmaceuticals in 1983, following an academic career as the Associate Professor of
  Pharmacology and Neurobiology at Northwestern University Medical School (1978-
  83), and his postdoctoral fellowship at Johns Hopkins University (1975-78). Dr.
  U'Prichard received his Ph.D. in Pharmacology from the University of Kansas, and his B.S. in Pharmacology with first-class honors from the University of Glasgow,
  Scotland. He has held academic appointments at Northwestern University, Johns
  Hopkins University and the University of Pennsylvania and is an Honorary
  Professor at the University of Glasgow. He is also an author of more than 100 primary and review publications, was a founding co-editor of Molecular
  Neurobiology and co-editor of Epinephrine in the Central Nervous System and has served as a member of various editorial boards. Dr. U'Prichard serves on the Boards of Directors of Lynx Therapeutics, Inc., a public company, and Predict, Inc,
  RiboTargets plc, and GeneMatrix, Inc., all private companies, and he is on the
  Board of the Pennsylvania Biotechnology Association.

 *Avandia is a registered trademark of GlaxoSmithKline plc.

John M. Gill, 50........................................................................   2002         2004
  Mr. Gill has served as our Chief Operating Officer and as a member of our Board of
  Directors since February 2002. Mr. Gill joined us in May 2001 as Executive Vice
  President and Chief Financial Officer. Prior to joining us, Mr. Gill was Vice
  President and Director, Operations and Finance, SmithKline Beecham Research and

                                                                                                     Term Expires
                                                                                          Served as    at Annual
                                                                                          Director    Meeting of
                             Name and Principal Occupation                                  Since   Stockholders in
                             -----------------------------                                --------- ---------------
  Development, now GlaxoSmithKline plc, from July 1995 to May 2001. Mr. Gill served in Division and Corporate Finance positions at SmithKline Beecham from
  1979 to 1984. During 1985, Mr. Gill was a founding member of SmithKline
  Beecham's life sciences venture capital fund, S.R. One, Ltd. In 1989, he was named
  Executive Vice President and Chief Operating Officer of SK&F/NOVA
  Pharmaceuticals, a neuroscience drug discovery joint venture of SmithKline
  Beecham and NOVA Pharmaceutical Corporation. He returned to S.R. One, Ltd.
  during 1991 and moved to SmithKline Beecham Research and Development during
  1995. Prior to joining SmithKline Beecham, Mr. Gill worked for Peat, Marwick,
  Mitchell & Company. Mr. Gill is a Certified Public Accountant and received his
  B.A. in Accounting and Economics from Rutgers University in 1975. He served in the United States Marine Corps from 1971 to 1973.

Dr. Zola P. Horovitz, 67.................................................................   1996         2004
  Dr. Zola P. Horovitz joined us as a director in September 1996. Dr. Horovitz currently consults with biotechnology companies and law firms with regard to contract and patent disputes. Dr. Horovitz retired from Bristol-Myers Squibb in May
  1994, last serving as Vice President of Business Development and Planning.
  Previously, he spent 31 years with The Squibb Institute for Medical Research in
  Princeton, New Jersey, last serving as Vice President of Research Planning &
  Scientific Liaison. Dr. Horovitz recently served as Commissioner of the New Jersey
  Cancer Research Commission. He has been an active member of many industry organizations, including the American Society for Pharmacology & Experimental
  Therapies, the British Pharmacological Society, the American Pharmaceutical
  Association, the International Society of Biochemical Pharmacology, and the New
  York Academy of Sciences, among others. Additionally, he is a Fellow of the New
  Jersey Academy of Sciences, the American Foundation for Pharmaceutical
  Education, the Academy of Pharmaceutical Sciences, and the American Association
  for the Advancement of Science. Dr. Horovitz earned a B.S. in Pharmacy and an
  M.S. and Ph.D. in Pharmacology from the University of Pittsburgh. He is a registered pharmacist in the state of Pennsylvania and has published more than 60 books, articles and abstracts in the areas of pharmacology and drug research and development. Dr. Horovitz serves on the Boards of Directors of the following public companies: BioCryst Pharmaceuticals, Inc., Diacrin, Inc., Genaera Corporation,
  Avigen, Inc., Palatin Technologies, Inc., Synaptic Pharmaceuticals Corporation, and
  Paligent Inc.

Harold R. Werner, 53.....................................................................   1993         2004
  Mr. Harold R. Werner joined us as a director at our inception in 1993. Mr. Werner has over twenty-five years of experience in planning, development, and financing of health care technology. He is a General Partner of HealthCare Ventures, having been a co-founder in 1985. Since that time he has served on the boards of over thirty public and private companies in the health care field and has specialized in the formation of new high-science companies. Prior to the formation of HealthCare
  Ventures, Mr. Werner was director of New Ventures for Johnson & Johnson
  Development Corporation, making outside investments and licenses for Johnson &
  Johnson in biotechnology, pharmaceuticals, vision care, diagnostics, and other high technology areas of health care. Before joining Johnson & Johnson in 1980, Mr.
  Werner was Senior Vice President of Robert S. First, Inc., and was responsible for managing its European and, later, U.S. health care management consulting business.

                         Name and Principal Occupation
                         -----------------------------

  Mr. Werner received his B.S. (high honors) and M.S. degrees from Princeton University and an M.B.A. from the Harvard Graduate School of Business Administration. In addition to 3-Dimensional Pharmaceuticals, Inc., Mr. Werner serves on the Boards of Directors of the following companies: CellGate, Inc., TolerRx, Inc., and Advancis Pharmaceutical Corp., all private companies, and GenVec, Inc., a public company.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The Board held six meetings during the year ended December 31, 2001. During the year, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he served as a director and (ii) the total number of meetings held by any committee of the Board on which he served.

   The Board has an audit committee, a compensation committee and a nominating committee. The committees of the Board, their respective memberships, and their principal functions are as follows:

Audit Committee

   The following members of the Company's Board of Directors are members of the Audit Committee (the "Audit Committee"): Dr. William Claypool, Dr. Zola P. Horovitz. and Mr. David R. King. Until his resignation from the Board for health reasons as of December 31, 2001, Dr. Bernard Canavan was a member of the Audit Committee. The Audit Committee has adopted a written charter which has been approved by the Board of Directors.

   The Audit Committee oversees the Company's financial reporting, control and audit functions, oversees the independence and performance of the Company's independent accountants, and facilitates a means for open communication between and among the Company's independent accountants, financial and senior management and the Board of Directors. During 2001, the Audit Committee held six meetings.

   Drs. Claypool and Horovitz are independent directors, and Dr. Canavan, while he was a member of the Audit Committee, was an independent director under Nasdaq's listing standards, as amended on December 14, 1999. These standards provide that a director will not be considered "independent" if, among other things, he has been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years. Under this standard, Mr. King is not independent because he was, until September 2000, a partner at Morgan, Lewis & Bockius LLP, a law firm that provided legal services to the Company in each of the fiscal years ended December 31, 2000 and 1999, for which the Company paid in excess of the threshold amount. In July 2000, as permitted under the applicable listing standards with respect to no more than one director, the Board of Directors determined that, due to exceptional and limited circumstances, Mr. King's membership on the Audit Committee was required by the best interests of the Company and its stockholders.

Nominating Committee

   The following members of the Company's Board of Directors are members of the Nominating Committee (the "Nominating Committee"): Dr. James H. Cavanaugh, Dr. Zola Horovitz, and Mr. Joshua Ruch.

   The Nominating Committee's principal assignment is to facilitate the nomination of a director to the Company's Board of Directors. During 2001, the Nominating Committee met once.

   The Nominating Committee was created on October 4, 2001. The Nominating Committee is comprised of one or more members appointed by the Board of Directors from time to time. As the initial members of the Nominating Committee, Dr. James H. Cavanaugh, Mr. Joshua Ruch, and Dr. Zola Horovitz will serve for terms continuing until the next annual meeting of stockholders and until their successors shall have been duly nominated, elected and qualified or until their earlier death, resignation or removal. The Nominating Committee shall establish its own rules of procedure and shall meet as provided by such rules and shall be authorized and empowered to take such actions as shall be necessary or appropriate to discharge the responsibilities conferred upon it.

   The Nominating Committee will consider whether to review nominees recommended by stockholders if any such nominations are made.

Compensation Committee

   The following non-employee members of the Company's Board of Directors are members of the Compensation Committee (the "Compensation Committee"): Dr. James
H. Cavanaugh, Ph.D., Dr. Zola P. Horovitz, Ph.D., and Mr. Joshua Ruch.

   The Compensation Committee is responsible for the evaluation, approval, and administration of all salary, incentive compensation, benefit plans, and other forms of compensation for our officers, directors and other employees, including bonuses and options granted under our Equity Compensation Plan and 2000 Equity Compensation Plan. During 2001, the Compensation Committee held seven meetings.

   Notwithstanding anything to the contrary, the following report of the Audit Committee and the report of the Compensation Committee and the Stock Performance Graph set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                            AUDIT COMMITTEE REPORT

   The members of the Audit Committee of the Board of Directors (the "Audit Committee") are Dr. William Claypool, Dr. Zola P. Horovitz, Ph.D., and Mr. David R. King. The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. In addition, the Audit Committee recommends to the Board of Directors the selection of the Company's independent accountants.

   Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent accountants are responsible for auditing those financial statements. The responsibility of the Audit Committee is to oversee these processes. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent accountants included in their report on the Company's financial statements. Furthermore, the Audit Committee's considerations and discussions with management and the independent accountants do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

   The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No.61 (Communication with Audit Committees).

   The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee has established a policy requiring that it approve in advance the engagement of the Company's independent accountants to perform any nonaudit services other than tax services, and services related to the Company's audited financial statements and audits of any employee benefit plan.

   Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          Submitted by:

                                          David R. King, Chairman
                                          William Claypool, M.D.
                                          Zola P. Horovitz, Ph.D.

                      EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

   Summary of Compensation. The following table summarizes the compensation paid to or earned during the last three fiscal years by our chief executive officer and the four other most highly compensated executive officers whose salary and bonus exceeded $100,000. We refer to these persons as the Named Executive Officers. The compensation described in the table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees and perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of the officers' total salary and bonus disclosed in this table for 2001.

                          SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                                         Annual Compensation   Compensation
                                                        -------------------    ------------
                                                                                Securities   All Other
                                                                                Underlying  Compensation
           Name and Principal Position             Year Salary ($) Bonus ($)   Options (#)     ($)(1)
           ---------------------------             ---- ---------- ---------   ------------ ------------
David C. U'Prichard, Ph.D.,....................... 2001  $355,010  $155,942(3)    60,000
Chief Executive Officer (2)                        2000   335,000   334,890(4)    13,393       $5,100
                                                   1999    92,330    36,932      737,143

F. Raymond Salemme, Ph.D.,........................ 2001   283,156    90,600       40,000        5,100
President and Chief Scientific Officer             2000   262,182   129,529(5)    22,321        5,100
                                                   1999   245,549    95,732(6)    10,204

John M. Gill...................................... 2001   205,909    65,100      150,000
Chief Operating Officer (7)
Roger F. Bone, Ph.D.,............................. 2001   206,200    61,300       30,000        5,100
Senior Vice President,                             2000   163,644    63,000       16,429        5,100
Research and Development                           1999   146,475    32,957        5,612
Graham R. Brazier................................. 2001   208,000    79,850       15,000        2,600
Senior Vice President of Corporate Development (8)

--------
(1) Reflects the Company's contributions under its 401(k) plan.
(2) Dr. U'Prichard's employment with us began on September 20, 1999, and the figures for 1999 in the table above reflect compensation paid to him from his date of hire through December 31, 1999.
(3) Reflects loan forgiveness.
(4) Includes loan forgiveness of $157,390 and a year-end bonus of $177,500.
(5) Includes loan forgiveness of $28,064 and a year-end bonus of $99,630.
(6) Includes loan forgiveness of $29,565 and a year-end bonus of $66,158.
(7) Mr. Gill's employment with us began on May 7, 2001 and the figures for 2001 in the table above reflect compensation paid to him from his date of hire through December 31, 2001.
(8) Mr. Brazier is no longer an employee of the Company as of February 8, 2002.

   Stock Options. The following table provides information related to options for shares of the Common Stock granted to the Named Executive Officers during 2001:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                         Potential realizable
                                                                           value at assumed
                                                                        annual rates of stock
                                                                        price appreciation for
                                        Individual Grants                  option term (1)
                           -------------------------------------------- ----------------------
                           Number of   % of Total
                           Securities   Options
                           Underlying   Granted
                            Options   to Employees Exercise
                            Granted    in Fiscal     Price   Expiration
           Name              # (2)        Year     ($/share)  Date (3)    5% ($)     10% ($)
           ----            ---------- ------------ --------- ---------- ----------  ----------
David C. U'Prichard, Ph.D.   60,000      4.63 %     $11.00     2/23/11  $  415,070  $1,051,870
F. Raymond Salemme, Ph.D..   40,000       3.09       11.00     2/23/11     276,714     701,247
John M. Gill..............  150,000      11.57       13.05      5/7/11   1,231,061   3,119,751
Roger F. Bone, Ph.D.......   30,000       2.31       11.00     2/23/11     207,535     525,935
Graham R. Brazier.........   15,000       1.16        6.88    10/04/11      64,902     164,474

--------
(1) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock price appreciation of 5% and 10%. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Company's stock price. Because optionees received options with an exercise price equal to the market value on the date of grant, no gain is possible without an increase in stock prices, which will benefit all stockholders.

(2) These options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors.

(3) All of the option grants vest in equal annual installments over a period of four years beginning on the first anniversary of the grant.

   The following table provides information related to any stock options for shares of the Common Stock exercised by the Named Executive Officers during 2001 and certain information about unexercised options held by the Named Executive Officers at December 31, 2001:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                       Number of Securities
                                                            Underlying         Value of Unexercised In-the-
                              Shares                  Unexercised Options at         Money Options at
                           Acquired on     Value            FY-End (#)                  FY-End ($)
           Name            Exercise (#) Realized ($) Exercisable/Unexercisable Exercisable/Unexercisable(1)
           ----            ------------ ------------ ------------------------- ----------------------------
David C. U'Prichard, Ph.D.    38,500      $205,580       224,983 / 350,182        $970,809 / $1,310,157
F. Raymond Salemme, Ph.D..     7,143        33,572        205,778 / 74,876          1,132,207 / 152,312
John M. Gill..............                                     0 / 150,000                        0 / 0
Roger F. Bone, Ph.D.......    26,103       220,215         22,221 / 50,534             118,652 / 81,189
Graham R. Brazier.........                                33,482 / 115,447                   0 / 24,150

--------
(1) "In-the-money" options are options whose base (or exercise) price was less than the market price of the Common Stock at December 31, 2001. The value of such options is calculated based on a stock price of $8.49, which was the closing price of the Common Stock on the Nasdaq Stock Market on December 31, 2001.

Compensation of Directors

   All non-employee directors receive $12,000 per year for each year of service as a director. In addition, each non-employee director, upon initial appointment to the Board, receives a grant of an option for 25,000 shares of Common Stock. On each date of the Company's Annual Meeting of stockholders, each non-employee director receives an annual option grant of 10,000 shares of Common Stock, which amount is proportionately reduced to the extent that the director has served for less than the entire preceding fiscal year. Dr. Claypool was compensated $30,000 from the Company for providing certain development consulting, particularly relating to the TPO mimetic program.

Employment Arrangements

   In September 1999, we entered into an employment offer letter with Dr. David
C. U'Prichard, Ph.D., as our Chief Executive Officer. As provided in his employment offer letter, Dr. U'Prichard's annual compensation was initially set at a base salary of $325,000, which is subject to performance and merit-based increases. In addition, we granted Dr. U'Prichard options to purchase 614,286 shares of Common Stock at an exercise price of $2.94 per share and options to purchase 122,857 shares of the Common Stock at an exercise price of $7.28. These options vest 25% per year, beginning on the first anniversary of the grant date.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed entirely of directors who have never been employees of the Company. The Compensation Committee is responsible for setting and administering the policies and programs that govern annual compensation and long-term incentive compensation.

   The Company's executive compensation programs reflect input and recommendations from the Company's Chief Executive Officer. The Compensation Committee reviews his proposals concerning executive compensation and makes recommendations to the Board of Directors concerning the scope and nature of compensation arrangements.

   Objectives. The objectives of the Company's executive compensation program are:

  . to provide a competitive compensation package that will attract, retain and motivate superior talent and reward performance;

  .   to support the achievement of desired Company performance; and

  . to align the interests of executives with the long-term interests of stockholders through award opportunities that may result in ownership of Common Stock, thereby encouraging the achievement of superior results over an extended period.

   Executive Officer Compensation Program. The Company's executive officer compensation program includes three principal components: (i) base salary, which is set on an annual basis; (ii) annual incentive bonuses, which are based on the achievement of preestablished corporate and individual objectives; and
(iii) long-term incentive compensation in the form of periodic stock option grants and, in certain instances, in the form of other equity-based awards.

   The Compensation Committee reviews the overall executive compensation packages on an annual basis, as compared with companies that compete with the Company to attract and retain employees.

   In considering compensation of the Company's executives, one of the factors the Compensation Committee takes into account is the anticipated tax treatment to the Company of various components of compensation. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), publicly held companies may be prohibited from deducting as an expense for federal income tax purposes total remuneration in excess of $1 million paid to certain executive officers in a single year. This limit generally applies to all compensation, including amounts received upon the exercise of stock options and the value of shares or cash paid pursuant to other grants. The Compensation Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Compensation Committee's present policy to take reasonable measures to preserve the full deductibility of substantially all executive compensation, to the extent consistent with its other compensation objectives.

   Base Salary. The Compensation Committee reviews base salary levels for the Company's executive officers on an annual basis. Base salaries are set competitively relative to the salaries paid by similar companies to executives with similar levels of experience and responsibility. In setting base salaries, the Compensation Committee also takes into account the comparable salaries paid in the geographic areas into which we are recruiting personnel and the intense level of competition among pharmaceutical, biotechnology, and drug discovery companies to attract talented personnel.

   Annual Incentive Bonuses. The Company, along with each executive officer, establishes goals related specifically to that officer's areas of responsibility. The Compensation Committee determines the amount of the Chief Executive Officer's bonus based on a subjective assessment by the Compensation Committee of his achievement of established goals. The Compensation Committee approves the amount of each other executive officer's bonus based on the recommendations of the Company's Chief Executive Officer with respect to the executive officer's progress in achieving established goals. Bonuses are awarded on an annual basis.

   Long-term Equity-based Compensation. Long-term equity-based compensation, primarily in the form of stock options, allows the executive officers to share in any appreciation in the value of the Company's Common Stock. The Compensation Committee believes that stock option participation aligns the Company's executive officers' interests with those of the stockholders, thereby encouraging the achievement of superior results over an extended period. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the biotechnology industry as well as within a broader group of competitive companies of comparable size. In determining the amount of each grant, the Compensation Committee takes into account the number of shares held by the executive prior to the grant and the vesting period of those shares.

   Loan Forgiveness. In addition, the Compensation Committee has, in its discretion, forgiven portions of certain loans made by the Company to a few of its executive officers. In these instances, the Compensation Committee determined the amount, if any, of principal and/or interest that was forgiven based upon several factors, including achievement of the Company's short-term and long-term goals and the individual's contributions to the Company's performance.

   Compensation of Chief Executive Officer. In reviewing and recommending Dr. U'Prichard's compensation for the year 2001 and in awarding him stock options during the year, the Compensation Committee followed its general compensation objectives and policies.

   Under the terms of his employment offer letter, Dr. U'Prichard receives an annual adjustment to his base salary and a target bonus of 40% of his base salary. Rather than awarding Dr. U'Prichard a cash bonus for 2001, the Compensation Committee determined to forgive $155,942 of the principal and interest Dr. U'Prichard owed to the Company as of December 31, 2001 on the loan made to him in March 2000 to exercise options to purchase 176,871 shares of stock subject to the right of the Company to repurchase the shares as provided in his employment offer letter. During the year 2001, Dr. U'Prichard was granted options to purchase 60,000 shares of the Company's Common Stock under the terms of the Company's Equity Compensation Plan at an exercise price equal to the fair market value on the date of the grant. In addition, in January 2002, the Compensation Committee granted to Dr. U'Prichard an option to purchase 50,000 shares of the Company's Common Stock under the Company's Equity Compensation Plan in respect of his performance in 2001.

   The Compensation Committee made these adjustments in Dr. U'Prichard's compensation based on its assessment of his achievement of financial and nonfinancial goals that were established by the Board of Directors and the Compensation Committee, including managing the Company's growth, progressing and enhancing the Company's internal programs, executing a DiscoverWorks(R)/ transaction, and achieving specified organizational objectives. /

                                          Submitted by:

                                          Zola P. Horovitz, Ph.D., Chairman
                                          James H. Cavanaugh, Ph.D.
                                          Joshua Ruch

                      COMPARATIVE STOCK PERFORMANCE GRAPH

   The graph below compares the cumulative total stockholder return on our Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index (the "Nasdaq Index") and (ii) the Index of Nasdaq Pharmaceutical Stock (the "Pharmaceutical Index") over the period from August 4, 2000 (the first trading day of our common stock) to December 31, 2001, based on an initial investment of $100 on August 4, 2000 in each of: our Common Stock; the stock comprising the Nasdaq Index, and the stocks comprising the Pharmaceutical Index. Total stockholder return is measured by dividing share price change plus dividends, if any, for each period by the share price at the beginning of the respective period, and assumes reinvestment of dividends.

 COMPARISON OF CUMULATIVE TOTAL RETURN OF 3-DIMENSIONAL PHARMACEUTICALS, INC.,
  NASDAQ STOCK MARKET (U.S. COMPANIES) INDEX AND NASDAQ PHARMACEUTICALS INDEX

                                    [CHART]


                3-DIMENSIONAL             NASDAQ          NASDAQ MARKET
            PHARMACEUTICALS, INC.  PHARMACEUTICAL INDEX  INDEX-U.S. COS.
            ---------------------  --------------------  ---------------
8/4/2000           $100.00               $100.00             $100.00
9/30/2000           188.24                109.18               97.42
12/31/2000           77.45                 90.90               65.28
3/31/2001            42.48                 66.88               48.55
6/30/2001            50.24                 84.24               57.31
9/30/2001            35.82                 67.14               39.60
2/31/2001            44.39                 77.20               51.36

                     ASSUMES $100 INVESTED ON AUG. 04, 2000
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2000

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In March 2000, we made a loan of $519,505 at 6.69% to David C. U'Prichard, Ph.D., our Chief Executive Officer, to exercise options to purchase 176,871 shares of our stock at a purchase price of $2.94 per share, as provided under the terms of his employment offer letter. These shares are subject to the right of the Company to repurchase the shares, which right lapses over the same period as the predecessor stock options would have vested. During fiscal year 2001, the largest aggregate amount of indebtedness outstanding under Dr. U'Prichard's loan was $416,056 and, on January 23, 2002, our Compensation Committee forgave $155,942 of the principal and interest that was owed as of December 31, 2001 rather than awarding Dr. U'Prichard a cash bonus for 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than ten percent (10%) of the Company's outstanding Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership in the Company's Common Stock and other equity securities. Specific due dates for these records have been established and the Company is required to report in this proxy statement any failure to file by these dates in 2001. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act which were not timely filed during the fiscal year ended December 31, 2001.

                            INDEPENDENT ACCOUNTANTS

   On September 24, 2001, upon the recommendation of the Audit Committee and the Board of Directors, the Company dismissed Richard A. Eisner & Company, LLP ("Eisner") as the Company's independent accountants. Eisner's reports on the financial statements of the Company for each of the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's 2000 and 1999 fiscal years and the interim period ended September 24, 2001, the Company did not have any disagreements with Eisner on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its report.

   On September 24, 2001, the Board of Directors approved the Company's retention of Arthur Andersen LLP to act as the Company's independent accountants. During the Company's 2000 and 1999 fiscal years and the interim period ended September 24, 2001, the Company did not consult Arthur Andersen LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company. Additionally, the Company did not consult Arthur Andersen LLP during the Company's 2000 and 1999 fiscal years or the interim period ended September 24, 2001, regarding any matter that was the subject of a disagreement or a reportable event.

   The Audit Committee has discussed with Arthur Andersen LLP the developments affecting that firm and is actively monitoring those developments in order to continue to carefully consider whether the Company should engage new outside auditors based upon those developments.

   Representatives from Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from those attending the meeting.

Arthur Andersen LLP Fees Related to Fiscal 2001

  Audit Fees:

   The aggregate fees related to professional services rendered to the Company by Arthur Andersen LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the review conducted by Arthur Andersen LLP of the financial statements included in the Company's quarterly report on Form 10-Q for the period ended September 30, 2001 totaled $48,000.

  Financial Information Systems Design and Implementation Fees:

   The Company did not engage Arthur Andersen LLP to provide advice to the Company during the Company's 2001 fiscal year regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

  All Other Fees:

   The aggregate fees billed to the Company by Arthur Andersen LLP for all other non-audit services rendered to the Company, which were tax-related services, totaled $6,000.

   The Audit Committee considered the impact of the provision of such non-audit services on the independence of Arthur Andersen LLP.

                 CERTAIN DEADLINES FOR THE 2003 ANNUAL MEETING

   Stockholder proposals intended to be presented at the annual meeting to be held in 2003 must be received by the Company no later than December 18, 2002 in order to be included in the proxy statement and related proxy materials under Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Proposals should be directed to the Secretary, 3-Dimensional Pharmaceuticals, Inc., Three Lower Makefield Corporate Center, 1020 Stony Hill Road, Suite 300, Yardley, PA 19067. If the Company does not receive notice of any non-Rule 14a-8 matter that a stockholder wishes to raise at the Annual Meeting in 2003 by March 3, 2003, the proxy holder will retain discretionary authority to vote proxies on such matters if they are raised at the 2003 Annual Meeting of Stockholders.

                                 OTHER MATTERS

   The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

   To the extent that information contained in this Proxy Statement is within the knowledge of persons other than the management of the Company, the Company has relied on such persons for the accuracy and completeness thereof.

                          ANNUAL REPORT ON FORM 10-K

   Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                         Investor Relations Department
                      3-Dimensional Pharmaceuticals, Inc.
                    Three Lower Makefield Corporate Center
                        1020 Stony Hill Road, Suite 300
                               Yardley, PA 19067

   You are urged to sign and return your proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          David C. U'Prichard
                                          Chief Executive Officer

Dated: April 17, 2002

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                      3-DIMENSIONAL PHARMACEUTICALS, INC.

                                  May 17, 2002



             \/ Please Detach and Mail in the Envelope Provided \/

A [X] Please mark your
      votes as in this
      example.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                                       WITHHOLD
                      FOR              for all
                  all nominees         nominees
1. Election of        [_]                [_]
   Directors

(Instructions: To withhold authority to vote for any Individual nominee, strike such nominee's name from the list of nominees.)

Nominees: William D. Claypool, M.D.
          Joshua Ruch
          F. Raymond Salemme, Ph.D.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN ON THE RETURNED AND DULY EXECUTED PROXY, SUCH SHARES WILL BE VOTED AT THE MEETING FOR ALL NOMINEES NAMED IN THE PROPOSAL FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF 3-DIMENSIONAL PHARMACEUTICALS, INC.

                                               CHECK HERE FOR ADDRESS CHANGE [_]

                                CHECK HERE IF YOU PLAN TO ATTEND THE MEETING [_]

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


SIGNATURE(S)                                                    DATE
            ---------------------------------------------------      -----------
NOTE: Please sign exactly as name appears hereon. When Shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                PROXY 3-DIMENSIONAL PHARMACEUTICALS, INC. PROXY

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF 3-DIMENSIONAL PHARMACEUTICALS, INC.

     The undersigned stockholder of 3-Dimensional Pharmaceuticals, Inc. (the "Company") hereby appoints David C. U'Prichard and F. Raymond Salemme, or either of them (with full power to act alone in the absence of the other and with full power of substitution in each), the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of 3-Dimensional Pharmaceuticals, Inc. to be held on May 17, 2002, and any adjournment thereof, to vote all shares of the stock that the undersigned would be entitled to vote if personally present in the manner indicated on the reverse side and on any other matters properly brought before the meeting or any adjournment thereof, all as set forth in the April 10, 2002 proxy statement.

                  (Continued and to be Signed on Reverse Side)